Exhibit 16.1

                               Bernard Lipton, CPA



                                 April 25, 2000


Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, N.W.
Washington, D.C. 20549

Gentlemen,

         We have read and agree with the comments in Part II, Item 3 of Form 10 SB/A of PediaNet.com, Inc. dated April 25, 2000.

                                         Yours truly,


                                         /s/ Bernard Lipton
                                         ---------------------
                                         Bernard Lipton, CPA